EXHIBIT 10.1
                                  ------------

                               GEORGE STEWART, CPA
                     2301 SOUTH JACKSON STREET, SUITE 101-G
                            SEATTLE, WASHINGTON 98144
                        (206) 328-8554 FAX (206) 328-0383




To Whom It May Concern:

The firm of George Stewart, Certified Public Accountant consents to the Financial Statements of Black Gardenia, Corp., as of March 31, 2002 and March 31, 2001, in any filings that are necessary now or in the future with the U.S. Securities and Exchange Commission.



Very truly yours,


/s/George Stewart, CPA
----------------------
George Stewart, CPA

April 24, 2002












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